Investments in joint venture and affiliates	12 Months Ended
Dec. 31, 2014
Investments in joint venture and affiliates
Investments in joint venture and affiliates

4.Investments in joint venture and affiliates

a)Investment in JA MEMC

In March 2011, the Group entered into a joint venture agreement with SunEdison Products Singapore Pte.Ltd. (“SunEdison”), (formerly known as MEMC Singapore Pte.Ltd.,) to form a jointly-owned company JA MEMC, to build and operate a solar cell production facility in China. Pursuant to the joint venture agreement, JA Yangzhou and SunEdison each contributed a capital investment of RMB 96,211 in cash, which represents 50% of the share capital of JA MEMC. The Group accounts for its investment in the joint venture using the equity method and the Group’s share of JA MEMC’s results of operations is included in equity gain/(loss) for a joint venture in the Group’s Consolidated Statements of Operations and Comprehensive (Loss)/Income. The Group’s equity in net loss of JA MEMC amounted to RMB 5,501, RMB 2,108 and RMB 441 for the year ended December 31, 2012, 2013 and 2014.

The Group reviews its investment in JA MEMC to determine whether a decline in fair value below the carrying value, if any, is other- than-temporary. The assets held by JA MEMC consist primarily of long-lived assets and as of December 31, 2012, JA MEMC was still in the process of pre-operation. Based on all available information, such as industry-specific condition and investee-specific reasons, the Group determined that an other-than-temporary loss in the carrying value of the investment occurred and an impairment charge of RMB 38,000 should be recorded against the investment in JA MEMC in the year ended December 31, 2012. No impairment loss occurred in 2013 and 2014. Although assumptions used in estimates of fair value of the investment in JA MEMC are management best estimates, such assumptions are, by nature, highly judgmental and may vary significantly from actual results.

As disclosed in Note 3, the Group acquired additional 50% equity interests in JA MEMC in June 2014, and started to consolidate JA MEMC since then.

b)Investment in Lincheng

JA Solar PV Electric (Lincheng) Co., Ltd. (“Lincheng”), a company 100% owned by JA, was set up in 2013, for the purpose of construction of power plants. Lincheng was undertaking early stage of development of a power plant with 100 MW capacity.

In July 2014, JA entered into sales agreement with China Rich Energy Cooperation Ltd (“Rich Energy”). Under the agreement, Rich Energy contributed cash as the capital injection to Lincheng to acquire 80% equity interest of Lincheng.  JA deconsolidated Lincheng and starts to account for its investment of 20% in Lincheng as equity method of accounting because JA has significant influence, but does not have voting control over Lincheng since July 2014. By the end of 2014, Rich Energy has paid total cash of RMB 66.4 million in full as capital injection and all necessary legal procedures related to the share ownership were finished. JA has paid total cash of RMB 16.6 million in full as capital injection.

From Oct 2014 to Dec 2014, the Group sold modules to Lincheng with the revenue of Rmb 115.4 million and cost of Rmb 100.0 million. Since JA hold 20% share of Lincheng, the 20% of the unrealized profit with an amount of Rmb 3.1 million reversed the long term investment balance. The balance of long-term investment in Lincheng was Rmb 13.5 million after the deduction of unrealized profit.